Exhibit 10.4

Old Gettysburg Associates II
4720 Old Gettysburg Road
Mechanicsburg, PA 17055

Third Addendum to Lease Agreement

         THIS THIRD AMENDMENT (this “third Amendment”) is made as of the 26th day of February 2002, by and between OLD GETTYSBURG ASSOCIATES II, a Pennsylvania limited partnership (“Landlord”) and SELECT MEDICAL CORPORATION, a Delaware corporation (“Tenant”).

BACKGROUND:

A.	Landlord and Tenant are parties to certain Office Lease Agreement dated May 1, 2001 (the “Lease”), and Amendments I and II dated February 2002. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

B.	Tenant now desires to lease additional space.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound hereby, Landlord and Tenant agree as follows:

Effective on May 1, 2002, the following terms contained in the Basic Lease Information shall be amended as follows:

1.	Tenant agrees to lease an additional 5,577 RSF, known as Suites 309 & 311.

2.	Total area of the premises will be amended to 11,414 RSF.

3.	Tenant’s Proportionate Share will be 27%.

4.	The current monthly rental rate for the additional spaces will be $8,458.45.

5.	Monthly rental rate for the entire 11,414 RSF is $17,311.23 or a total Initial Annual Base Rental rate of $207,734.80.

6.	Owner will give Tenant a Tenant Improvement Allowance of $5.00 per RSF or $27,885 to build out the new space.

All other terms and conditions contained in the Lease and not amended hereby remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Third Amendment to be duly executed as of February 26, 2002.

Landlord: Old Gettysburg Associates II A Pennsylvania limited partnership

Witness:	/s/ Laura J. Martin	By:	/s/ Michael E. Salerno	Date: 3/5/02

Michael E. Salerno Agent for Owner

Tenant: Select Medical Corporation A Delaware Corporation

Attest:	/s/ Michael E. Tarvin	By:	/s/ Scott A. Romberger	Date: 2/26/02

	Michael E. Tarvin Secretary		Scott A. Romberger Vice President

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